Exhibit 10.1

Execution Copy

COMMON STOCK SUBSCRIPTION AGREEMENT

by and among

NISOURCE INC.

and

THE PURCHASERS NAMED ON SCHEDULE A HERETO

COMMON STOCK SUBSCRIPTION AGREEMENT

This COMMON STOCK SUBSCRIPTION AGREEMENT, dated as of May 2, 2018 (this “Agreement”), is by and among NISOURCE INC., a Delaware corporation (the “Company”), and each of the purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Company, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in accordance with the provisions of this Agreement; and

WHEREAS, in connection with the Purchasers’ subscription for shares of Common Stock, the Company and the Purchasers are entering into a registration rights agreement dated as of the date hereof (the “Registration Rights Agreement”), pursuant to which the Company will provide the Purchasers with certain registration rights with respect to the shares of Common Stock acquired pursuant hereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, severally and not jointly, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning specified in the recitals.

“Company” has the meaning set forth in the introductory paragraph.

“Company Financial Statements” has the meaning specified in Section 3.12.

“Company SEC Documents” has the meaning specified in Section 3.12.

“Effective Time” has the meaning specified in Section 7.12.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“GAAP” has the meaning specified in Section 3.12.

“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s property.

“Indemnified Party” has the meaning specified in Section 6.3.

“Indemnifying Party” has the meaning specified in Section 6.3.

“March 31, 2018 Form 10-Q” has the meaning specified in Section 2.3(e).

“Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that a Material Adverse Effect shall not include any material adverse effect on the foregoing to the extent such material adverse effect results from, arises out of, or relates to (x) a general deterioration in the economy or changes in the general state of the industries in which the Company operates, except to the extent that the Company, taken as a whole, is adversely affected in a disproportionate manner as compared to other industry participants, (y) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism, or (z) any change in accounting requirements or principles imposed upon the Company and its Subsidiaries or their respective businesses or any change in applicable law, or the interpretation thereof.

“NYSE” means The New York Stock Exchange, Inc.

“Operative Documents” means, collectively, this Agreement and the Registration Rights Agreement, and any amendments, supplements, continuations or modifications thereto.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or other form of entity, including a Governmental Authority.

“Placement Agent” means Credit Suisse Securities (USA) LLC.

“Placement Agent Engagement Letter” means that certain Placement Agent Engagement Letter, dated as of April 20, 2018, between the Company and the Placement Agent.

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“Purchase Price” means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto.

“Purchased Shares” means, with respect to a particular Purchaser, the number of shares of Common Stock subscribed to by such Purchaser, as set forth opposite such Purchaser’s name under the column titled “Shares of Common Stock” set forth on Schedule A hereto.

“Purchaser” and “Purchasers” have the meanings set forth in the introductory paragraph.

“Purchaser Related Parties” has the meaning specified in Section 6.1.

“Registration Rights Agreement” has the meaning set forth in the recitals hereto.

“Representatives” means, with respect to a specified Person, the officers, directors, managers, employees, agents, counsel, accountants, investment advisers, investment bankers and other representatives of such specified Person.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Significant Subsidiary” has the meaning specified in Section 3.3.

“Subsidiary” has the meaning set forth in Rule 405 of the rules and regulations promulgated under the Securities Act.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

Section 2.1 Sale and Purchase. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, the number of Purchased Shares set forth opposite such Purchaser’s name on Schedule A hereto, and each Purchaser agrees, severally and not jointly, to pay the Company the Purchase Price set forth opposite such Purchaser’s name on Schedule A.

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Section 2.2 Closing. Pursuant to the terms of this Agreement, the consummation of the purchase and sale of the Purchased Shares hereunder (the “Closing”) shall take place at the offices of Schiff Hardin LLP at 233 South Wacker Drive, Suite 7100, Chicago, Illinois 60606 at 8:00 a.m. (Central Time) on May 4, 2018, or at such other time as the Company and Purchasers representing a majority of the aggregate Purchase Price determine (the date of such closing, the “Closing Date”). The parties agree that the Closing may occur via delivery of facsimiles or photocopies of the Operative Documents and the closing deliverables contemplated hereby and thereby.

Section 2.3 Each Purchaser’s Conditions . The obligation of each Purchaser to consummate the purchase of its Purchased Shares shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Shares, in whole or in part, to the extent permitted by applicable law):

(a) the representations and warranties made in this Agreement by the Company that are qualified by materiality shall be true and correct when made and as of the Closing Date, and all other representations and warranties of the Company shall be true and correct in all material respects when made and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only);

(b) the Company shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date;

(c) the NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Shares;

(d) no notice of delisting from the NYSE shall have been received by the Company with respect to the Common Stock;

(e) the Company shall have filed a Quarterly Report on Form 10-Q with the Commission for the period ended March 31, 2018, in the form required by the Exchange Act (the “March 31, 2018 Form 10-Q”), consistent in all material respects with the draft provided to each Purchaser prior to the date hereof

(f) no judgment, writ, order, injunction, award or decree of or by any court, or any judge, justice or magistrate, or any order of or by any Governmental Authority shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated by the Operative Documents; and

(g) the Company shall have delivered, or caused to be delivered, to such Purchaser at the Closing, the Company’s closing deliveries described in Section 2.5.

Section 2.4 Company’s Conditions . The obligation of the Company to consummate the issuance and sale of each Purchaser’s Purchased Shares to such Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Company in writing with respect to any Purchased Shares, in whole or in part, to the extent permitted by applicable law):

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(a) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only);

(b) such Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by that Purchaser on or prior to the Closing Date; and

(c) such Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing such Purchaser’s closing deliveries described in Section 2.6.

Section 2.5 Deliveries by the Company. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company will deliver (or cause to be delivered) to each Purchaser the following:

(a) evidence of issuance of the Purchased Shares credited to book-entry accounts maintained by the Company’s transfer agent, bearing the legend or restrictive notation set forth in Section 4.12, free and clear of any liens, encumbrances and defects, other than transfer restrictions under applicable federal and state securities laws;

(b) a certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that the Company is in good standing;

(c) an opinion addressed to the Purchasers from Schiff Hardin LLP, legal counsel to the Company, dated as of the Closing Date, in the form and substance attached hereto as Exhibit A;

(d) a certificate of the Secretary or Assistant Secretary of the Company, certifying as to (i) the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company, (ii) the board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Shares, and (iii) the incumbency of the officers authorized to execute the Operative Documents, setting forth the names and titles and bearing the signatures of such officers;

(e) a certificate of the Chief Financial Officer or Treasurer of the Company, certifying as to the satisfaction of the conditions set forth in Section 2.3(a) through (d); and

(f) executed “lock up” agreements (or evidence thereof), each substantially in the form of Exhibit B attached hereto, of the officers and directors of the Company named in Exhibit B.

Section 2.6 Purchaser Deliveries. Upon the terms and subject to the conditions of this Agreement, at the Closing, each Purchaser will deliver (or cause to be delivered) to the Company the following:

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(a) subject to receipt of the evidence of issuance referred to in Section 2.5(a), the Purchase Price payable by such Purchaser in accordance with Schedule A, by wire transfer of immediately available funds;

(b) a Form W-9 executed by such Purchaser; and

(c) a fully completed and duly executed Notice and Questionnaire, substantially in the form of Annex A attached to the Registration Rights Agreement.

Section 2.7 Concurrent Transactions. All documents or other deliveries required to be made by the Company and each of the Purchasers at the Closing, and all transactions required to be consummated concurrently with the Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries at the Closing, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by the Company and each Purchaser have been made, and all concurrent or other transactions shall have been consummated.

Section 2.8 Further Assurances. The Company and each Purchaser will, upon the request of any other party, execute such additional instruments, documents or certificates as any party deems reasonably necessary in order to consummate the transactions contemplated hereunder.

Section 2.9 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in the Registration Rights Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Purchased Shares or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the Registration Rights Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser as follows:

Section 3.1 Existence and Authority. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company SEC Documents and to execute, deliver and perform its obligations under the Operative Documents and to consummate the transaction contemplated thereby. The Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

Section 3.2 Capitalization. The authorized capital stock of the Company consists of 420,000,000 shares, $0.01 par value, of which 400,000,000 are Common Stock and 20,000,000 are preferred stock. As of the close of business on April 24, 2018, there were 337,737,392 shares of Common Stock and no shares of preferred stock outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued, fully paid and non-assessable, and have been issued and sold in compliance with all federal and state securities laws.

Section 3.3 Subsidiaries. Each significant subsidiary (as defined in Rule 405 under the Securities Act) of the Company (each, a “Significant Subsidiary”) has been duly incorporated or duly formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority (corporate or limited liability, and other) to own its properties and conduct its business as described in the Company SEC Documents; and each Significant Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. All of the issued and outstanding capital stock or other equity interests of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and, to the extent applicable, non-assessable; and, except as otherwise disclosed in the Company SEC Documents, all of the capital stock or other equity interests of each Significant Subsidiary is owned by the Company, directly or through Subsidiaries, free from liens, encumbrances and defects.

Section 3.4 No Conflict. The execution, delivery and performance of the Operative Documents and the issuance and sale of the Purchased Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) the charter or by-laws of the Company or any of its Subsidiaries (b) any statute or any rule, regulation or order of the NYSE or of any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (c) any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, except in the case of clauses (b) and (c) where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

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Section 3.5 Authorization.

(a) Each of the Operative Documents has been authorized and has been or will be validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each other party thereto, constitutes, or will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity.

(b) The Purchased Shares have been duly authorized and, when the Purchased Shares have been delivered and paid for in accordance with this Agreement on the Closing Date, such Purchased Shares will be validly issued, fully paid and non-assessable; and none of the stockholders of the Company or any other Person have any preemptive rights with respect to the Purchased Shares. Except as described or disclosed in the Company SEC Documents, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.

Section 3.6 NYSE Approval. The outstanding shares of Common Stock are listed on the NYSE. As of the Closing Date, the Purchased Shares have been approved for listing on the NYSE, subject to notice of issuance.

Section 3.7 Approvals. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance and sale of the Purchased Shares by the Company, except (a) the filing under the Securities Act of the registration statement contemplated by the Registration Rights Agreement and (b) such filings as may be required to be made by the Company or any of its Subsidiaries under the Federal Power Act, the Exchange Act and state securities laws.

Section 3.8 Title to Properties. Except as disclosed in the SEC Documents, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them or would, individually or in the aggregate, have a Material Adverse Effect; and the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them or would, individually or in the aggregate, have a Material Adverse Effect.

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Section 3.9 Permits. The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated and as currently proposed to be conducted by them as described in the Company SEC Documents and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

Section 3.10 No Material Contingent Liability. Except as disclosed in the SEC Documents, neither the Company nor any Significant Subsidiary has any material contingent liability.

Section 3.11 Litigation. Except as described or disclosed in the Company SEC Documents, there are no pending, or to the knowledge of the Company, threatened, actions, suits, proceedings or investigations by any court or governmental agency or body, domestic or foreign, against or affecting the Company, any of its Subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

Section 3.12 SEC Reports and Financial Statements. All forms, registration statements, reports, schedules, statements and other documents required to be filed by the Company under the Exchange Act or the Securities Act in the twenty-four (24) months preceding the date hereof, including, as of the Effective Time, the March 31, 2018 Form 10-Q (all such documents, including the exhibits thereto, collectively the “Company SEC Documents”), have been filed with the Commission. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent Company SEC Document) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) complied as to form in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (d) with respect to the Company Financial Statements, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and (e) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Deloitte & Touche LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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Section 3.13 No Material Adverse Effect. Since March 31, 2018, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

Section 3.14 Internal Accounting Controls. The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. During the twelve (12) months preceding the date hereof, (x) the Company has not been advised of or become aware of (A) any material weakness in the design or operation of internal controls that could adversely affect the ability of the Company or its Subsidiaries to record, process, summarize, and report financial data, or any material weakness in internal controls, or (B) any fraud, whether or not material, that involved management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries; and (y) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

Section 3.15 Disclosure Controls and Procedures. The Company maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Section 3.16 Anti-Corruption Laws.

(a) None of the Company, any of its Subsidiaries, any director or officer of the Company or any of its Subsidiaries or, to the Company’s knowledge, any employee, agent or representative of the Company or any of its Subsidiaries has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned

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or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation of any applicable anti-corruption laws, including the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or similar law of a jurisdiction in which the Company or any of its Subsidiaries conduct their business and to which they are lawfully subject.

(b) The Company and its Subsidiaries and affiliates have conducted their businesses in compliance with the FCPA and applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(c) Neither the Company nor its Subsidiaries will use, directly or indirectly, the proceeds of the offering pursuant to the Operative Documents in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of the FCPA or any applicable anti-corruption laws.

Section 3.17 Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company or its Subsidiaries conducts business, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending, or, to the best knowledge of the Company or any of its Subsidiaries, threatened.

Section 3.18 Certain Fees. Other than as described in the Placement Agent Engagement Letter, no fees or commissions are or will be payable by the Company to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Shares or the consummation of the transactions contemplated by the Operative Documents.

Section 3.19 No Side Agreements. There are no agreements by, among or between the Company or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 3.20 No General Solicitation; No Advertising. The Company has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Purchased Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act

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Section 3.21 No Registration Required. Assuming the accuracy of the representations and warranties of each Purchaser contained in Article IV, the issuance and sale of the Purchased Shares pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

Section 3.22 No Integration. Neither the Company nor any of its Affiliates have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act of 1933, as amended) that is or will be integrated with the sale of the Purchased Shares in a manner that would require registration under the Securities Act.

Section 3.23 Investment Company Status. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.24 Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

Section 3.25 Related Party Transactions. All transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any Affiliates of any such officer or director, on the other hand, prior to the date hereof that are required to be disclosed by applicable Commission rules and regulations have been disclosed in the Company SEC Documents.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

Section 4.1 Existence and Authority. Such Purchaser is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its properties and to conduct its business as currently conducted and to execute, deliver and perform its obligations under the Operative Documents and to consummate the transactions contemplated thereby.

Section 4.2 Authorization, Enforceability. Each of the Operative Documents has been authorized and has been or will be validly executed and delivered by such Purchaser and, assuming due authorization, execution and delivery by the Company, constitutes, or will constitute, the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity.

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Section 4.3 No Conflict. The execution, delivery and performance of the Operative Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (a) the organizational documents of such Purchaser, (b) any statute, order, rule, regulation or order of any Governmental Authority having jurisdiction over such Purchaser or any of its properties or (c) any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the properties of such Purchaser is subject, except in the cases of clauses (b) and (c), for such breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Operative Documents.

Section 4.4 Approvals. No consent, approval, authorization or order of, or filing with, any Governmental Authority or any other third party is required for the acquisition by such Purchaser of the Purchased Shares or the consummation by such Purchaser of the transactions contemplated by the Operative Documents.

Section 4.5 Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders or investment bankers with respect to the purchase of any of the Purchased Shares or the consummation of the transaction contemplated by this Agreement.

Section 4.6 No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 4.7 Investment. The Purchased Shares are being acquired for such Purchaser’s own account, the account of its Affiliates or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Shares or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Shares under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144). If such Purchaser should in the future decide to dispose of any of the Purchased Shares, such Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.8 Nature of Purchaser. Such Purchaser represents and warrants to the Company that (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission and a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act, (b) by reason of its business and financial

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experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, (c) it has made its own independent investigation and appraisal of the business results, financial condition, prospects, creditworthiness, status and affairs of the Company, satisfied itself concerning legal, regulatory, tax, business and financial considerations in connection herewith to the extent it deemed necessary and evaluated the merits and risks of its investment in the Purchased Shares, and (d) it and any accounts for which it acts each is able to bear the economic risk of its respective investment in the Purchased Shares, is able to sustain a complete loss on its respective investment in the Purchased Shares and has no need for liquidity with respect to its respective investment in the Purchased Shares.

Section 4.9 Restricted Securities. Such Purchaser understands that the Purchased Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 and that the Placement Agent has made no representation as to the availability of any exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Purchased Shares.

Section 4.10 Reliance upon such Purchaser’s Representations and Warranties. Such Purchaser understands and acknowledges that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in this Agreement in (a) concluding that the issuance and sale of the Purchased Shares is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (b) determining the applicability of such exemptions and the suitability of such Purchaser to purchase the Purchased Shares.

Section 4.11 Short Selling. Such Purchaser has not engaged in any Short Sales involving shares of Common Stock owned by it between the time it first began discussions with the Company about the transaction contemplated by this Agreement and the date of execution of this Agreement; provided that in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Shares covered by this Agreement.

Section 4.12 Legend; Restrictive Notation. Such Purchaser understands that the book-entry account maintained by the transfer agent evidencing ownership of the Purchased Shares will bear the following legend or restrictive notation:

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“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION THEREUNDER AND PROVIDED THAT THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.”

Such legend shall not be required on any Purchased Shares (a) while a registration statement covering the resale of such Purchased Shares is effective under the Securities Act, (b) following the sale of such Purchased Shares pursuant to Rule 144, provided the Company receives a legal opinion reasonably acceptable to it to the effect that the sale of such Purchased Shares is exempt under Rule 144, or (c) if such Purchased Shares may be sold under Rule 144 without restriction and without the need for current public information.

Section 4.13 Ownership of Securities. Such Purchaser, as of the date hereof, either (a) does not own five percent or more of the Company’s issued and outstanding common stock or (b) has reported its beneficial ownership of more than five percent of the Company’s outstanding common stock pursuant to Section 13 of the Exchange Act and is purchasing the Purchased Shares for one or more investment advisory clients, no one of which owns five percent or more of the Company’s outstanding common stock.

Section 4.14 Company Information. Such Purchaser acknowledges and agrees that (a) the Company has provided or made available to such Purchaser (through EDGAR, the Company’s website or otherwise) all Company SEC Documents, as well as all press releases or investor presentations issued by the Company through the date of this Agreement that are included in a filing by the Company on Form 8-K or clearly posted on the Company’s website; and (b) it has (i) had access to such financial and other information concerning the Company as it has deemed necessary in connection with making its own investment decision to subscribe for the Purchased Shares, (ii) relied solely on its own examination of available information regarding the Company in assessing the merits and risks involved in any such investment, and (iii) made its own assessment of the Company. Notwithstanding the foregoing, neither such inquiries nor any other inquiries conducted at any time by such Purchaser shall modify, amend or affect such Purchaser’s right (x) to rely on the Company’s representations and warranties contained in Article III above or (y) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement.

Section 4.15 Additional Representations.

(a) Such Purchaser has determined, or will determine, based on its own independent review and such professional advice as it has deemed, or will deem, appropriate under the circumstances, that its acquisition of the Purchased Shares (i) is fully consistent with its (or if it is acquiring the Purchased Shares in a fiduciary capacity, the beneficiary’s) financial need, objectives and condition, (ii) is fully consistent and complies with all investment policies,

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guidelines and restrictions applicable to it (whether acquiring the Purchased Shares as principal or in a fiduciary capacity), and (iii) is a fit, proper and suitable investment for it (or if it is acquiring the Purchased Shares in a fiduciary capacity, for the beneficiary), notwithstanding the clear and substantial risks inherent in investing in or holding the Purchased Shares.

(b) Such Purchaser understands that there may be certain consequences under United States and other tax laws resulting from an investment in the Purchased Shares and has made such investigation and has consulted its own independent advisors or otherwise has satisfied itself concerning, without limitation, the effects of United States federal, state and local income tax laws and foreign tax laws generally and the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, and the Securities Act.

Section 4.16 Placement Agent Reliance.

(a) Such Purchaser agrees that the Placement Agent may rely upon the representations and warranties made by such Purchaser to the Company in Sections 4.7, 4.8, 4.10 and 4.14 of this Agreement.

(b) Such Purchaser has not relied (i) on the Placement Agent in connection with such Purchaser’s determination as to the legality of its acquisition of the Purchased Shares or as to the other matters referred to herein, or (ii) on any investigation that the Placement Agent or any person acting on its behalf has conducted with respect to the Purchased Shares or the Company. In addition, such Purchaser acknowledges and agrees that the Placement Agent: (i) has not provided such Purchaser with any information or advice with respect to the Purchased Shares, (ii) has not made any representation, express or implied, as to the Company, the Company’s credit quality, the Purchased Shares or such Purchaser’s purchase of the Purchased Shares, (iii) has not acted as such Purchaser’s financial advisor or fiduciary in connection with the issue and purchase of the Purchased Shares, (iii) may have acquired, or may acquire, non-public information with respect to the Company, which such Purchaser agrees need not be provided to such Purchaser; and (iv) may have existing or future business relationships with the Company (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that it deems necessary or appropriate to protect its interests arising therefrom without regard to the consequences for a holder of Purchased Shares, and that certain of these actions may have material and adverse consequences for a holder of Purchased Shares.

ARTICLE V

COVENANTS

Section 5.1 Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable law and regulations to consummate and make effective the transactions between the Company and the Purchasers contemplated by this Agreement related specifically to the acquisition of the Purchased Shares. Without limiting the foregoing, each of the Company and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of

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Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents. Each Purchaser agrees that its trading activities, if any, with respect to Company’s securities will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NYSE.

Section 5.2 Securities Law Disclosure. On or before 9:30 a.m., New York local time, on May 2, 2018, the Company shall (a) file the March 31, 2018 Form 10-Q and (b) issue a press release (the “Press Release”) announcing the entry into this Agreement and describing the terms of the transactions contemplated by the Operative Documents and any other material, nonpublic information that the Company may have provided any Purchaser at any time prior to the issuance of the Press Release. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Operative Documents, and including as an exhibit to such Current Report on Form 8-K the Operative Documents, in the form required by the Exchange Act. As of the time of the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents (including the Placement Agent).

Section 5.3 Lock-Up Period. The Company shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock (other than pursuant to the Registration Rights Agreement), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Purchasers representing a majority of the aggregate Purchase Price, for a period of 90 days beginning at the Effective Time, except issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding at the Effective Time, or pursuant to an employee benefit plan or a dividend and stock purchase plan, in each case outstanding at the Effective Time, or issuances of Common Stock pursuant to the exercise of options granted under any such employee benefit plan.

Section 5.4 Information on Shareholdings. After the Closing, the Company shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to respond, to reasonable requests for information (which is otherwise not publicly available) made by a Purchaser or its auditors relating to the actual holdings of such Purchaser or its accounts; provided that the Company shall not be obligated to provide any information that could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy or a confidentiality obligation of the Company.

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ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification by the Company. The Company agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (whether or not resulting from third-party claims), and hold each of them harmless against, any and all actions, suits, proceedings, investigations, demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties to the extent applicable; and provided, further, that no Purchaser Related Party shall be entitled to recover special, consequential or punitive damages under this Section 6.1 (other than to the extent included in amounts payable to third parties in respect of third-party claims).

Section 6.2 Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Company and its respective Representatives (collectively, “Company Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings, investigations, demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided, further, that no Company Related Party shall be entitled to recover special, consequential or punitive damages.

Section 6.3 Indemnification Procedure. Promptly after any Company Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably

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acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. The remedies provided for in this Article VI are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Interpretation of Provisions. Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

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Section 7.2 Survival of Provisions. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing until the later of (i) the first anniversary of the Closing Date and (ii) the fifth business day following the filing of the Company’s Annual Report on Form 10-K with the Commission for the period ended December 31, 2018. All indemnification obligations of the Company and the Purchasers pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.

Section 7.3 No Waiver; Modifications in Writing.

(a) Delay. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

(b) Amendments and Waivers. Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by the Company from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

Section 7.4 Binding Effect; Assignment .

(a) Binding Effect. This Agreement shall be binding upon the Company, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

(b) Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of the Company by delivery of an agreement to be bound and a revised Schedule A. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of the Company (which consent shall not be unreasonably withheld by the Company).

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Section 7.5 Confidentiality . Notwithstanding anything herein to the contrary, to the extent that any Purchaser has executed or is otherwise bound by a confidentiality agreement in favor of the Company, such Purchaser shall continue to be bound by such confidentiality agreement.

Section 7.6 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to any Purchaser:

To the respective address listed on Schedule B hereof

(b) If to the Company:

NiSource Inc.

801 East 86th Avenue,

Merrillville, Indiana 46410,

Attention: Shawn Anderson, Treasurer and Chief Risk Officer

with a copy to

Robert J. Minkus

Schiff Hardin LLP

233 South Wacker Drive

Suite 7100

Chicago, Illinois 60606-6473

or to such other address as the Company or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when notice is sent to the sender that the recipient has read the message, if sent by electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 7.7 Removal of Legend. In connection with a sale of the Purchased Shares by a Purchaser in reliance on Rule 144, the applicable Purchaser or its broker shall deliver to the transfer agent and the Company a seller or broker representation letter, as applicable, providing to the transfer agent and the Company any information the Company deems reasonably necessary to determine that the sale of the Purchased Shares is made in compliance with Rule 144, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of the Company and regarding the length of time the Purchased Shares have been held. Upon receipt of such representation letter, the Company shall promptly direct its transfer agent to remove the notation of a restrictive legend in such Purchaser’s book-entry account maintained by the transfer agent, including the legend referred to in Section 4.12, and the Company shall bear all costs associated therewith. After a registration statement under the Securities Act permitting the public resale of the Purchased Shares has become effective or any Purchaser or its permitted assigns have held the Purchased Shares for one year, if the book-entry account of such Purchased Shares

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still bears the notation of the restrictive legend referred to in Section 4.12, the Company agrees, upon request of the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.12 from the Purchased Shares, and the Company shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to the Company any information the Company deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including (if there is no such registration statement) a certification that the holder is not an Affiliate of the Company (and a covenant to inform the Company if it should thereafter become an Affiliate and to consent to the notation of an appropriate restriction) and regarding the length of time the Purchased Shares have been held.

Section 7.8 Entire Agreement. This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Company or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 7.9 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 7.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

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Section 7.11 Termination.

(a) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.

(b) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time by any Purchaser (with respect to the obligations of such Purchaser) or the Company, upon written notice to the other party, if the Closing shall not have occurred on or before May 9, 2018 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.11(b) shall not be available to any party whose (i) breach of any provision of this Agreement, (ii) failure to comply with its obligations under this Agreement or (iii) actions not taken in good faith shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date or the failure of a condition in Section 2.3 or Section 2.4 to be satisfied at such time.

(c) In the event of the termination of this Agreement as provided in this Section 7.11, (i) this Agreement shall forthwith become null and void and (ii) there shall be no liability on the part of any party hereto, except as set forth in Article VI of this Agreement and except with respect to the requirement to comply with any confidentiality agreement in favor of the Company; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

Section 7.12 Effectiveness of this Agreement. This Agreement shall become effective as of 7:30 am. (Eastern Time) on May 2, 2018 (the “Effective Time”).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NISOURCE INC.

By:	/s/ Shawn Anderson
Name: Shawn Anderson
Title: Treasurer and Chief Risk Officer

Signature Page to

Common Stock Subscription Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

Purchasers:

AMERICAN MUTUAL FUND

By: Capital Research and Management Company, for and on behalf of American Mutual Fund

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

CAPITAL INCOME BUILDER

By: Capital Research and Management Company, for and on behalf of Capital Income Builder

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

Signature Page to

Common Stock Subscription Agreement

PURCHASERS
MFS Series Trust I - MFS Core Equity Fund By: Massachusetts Financial Services Company, its investment advisor or subadvisor		The assets of MainStay VP Funds Trust - MainStay VP MFS Utilities Portfolio advised by Massachusetts Financial Services Company
By: Massachusetts Financial Services Company, its investment advisor or subadvisor

By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty		Name: Joseph C. Flaherty
	Title: As authorized representative and not individually		Title: As authorized representative and not individually
MFS Variable Insurance Trust II - MFS Core Equity Portfolio		The assets of SunAmerica Series Trust - SA MFS Telecom Utility Portfolio advised by Massachusetts Financial Services Company
By: Massachusetts Financial Services Company, Its investment advisor or subadvisor		By: Massachusetts Financial Services Company, Its investment advisor or subadvisor
By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty		Name: Joseph C. Flaherty
	Title: As authorized representative and not individually		Title: As authorized representative and not individually
MFS Series Trust VI - MFS Utilities Fund		The assets of John Hancock Variable Insurance Trust - Utilities Trust advised by Massachusetts Financial Services Company
By: Massachusetts Financial Services Company, its investment advisor or subadvisor		By: Massachusetts Financial Services Company, its investment advisor or subadvisor
By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty		Name: Joseph C. Flaherty
	Title: As authorized representative and not individually		Title: As authorized representative and not individually
MFS Variable Insurance Trust - MFS Utilities Series
By: Massachusetts Financial Services Company, its investment advisor or subadvisor
By:	/s/ Joseph C. Flaherty
Name: Joseph C. Flaherty
Title: As authorized representative and not individually

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Citadel Global Equities Master Fund Ltd.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Noah Goldberg
Name: Noah Goldberg
Title: Authorized Signatory

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Citadel Multi-Strategy Equities Master Fund Ltd.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Noah Goldberg
Name: Noah Goldberg
Title: Authorized Signatory

Signature Page to

Common Stock Subscription Agreement

Purchaser:

ZP Master Utility Fund, Ltd.

By:	/s/ Barbara Burger
Name: Barbara Burger
Title: Authorized Signatory of Investment Manager, Zimmer Partners, LP

Signature Page to

Common Stock Subscription Agreement

Purchaser:

P Zimmer Ltd.

By: Zimmer Partners, LP, its Investment Manager

By:	/s/ Barbara Burger
Name: Barbara Burger
Title: Authorized Signatory

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Luminus Energy Partners Master Fund, Ltd.

By:	/s/ Shawn R. Singh
Name: Shawn R. Singh
Title: General Counsel

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Advanced Series Trust - AST T. Rowe Price Allocation Portfolio
State Universities Retirement System of Illinois
Famandsforeningen PenSam Invest
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Institutional U.S. Structured Research Fund
T. Rowe Price U.S. Equities Trust
T. Rowe Price Balanced Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Penn Series Fund, Inc. - Flexibly Managed Fund
Voya Investors Trust - VY T. Rowe Price Capital Appreciation Portfolio
T. Rowe Price Capital Appreciation Trust
Jackson Variable Series Trust - JNL/T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Great-West Funds, Inc. - Great-West T. Rowe Price Equity Income Fund
Voya Investors Trust - VY T. Rowe Equity Income Portfolio
Northwestern Mutual Series Fund, Inc. - Equity Income Portfolio
T. Rowe Price Equity Income Trust
MML Series Investment Fund - MML Equity Income Fund
Prudential Retirement Insurance and Annuity Company
MainStay VP Funds Trust - MainStay VP T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Income Portfolio
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Purchaser:

JNL Series Trust - JNL/T. Rowe Price Value Fund
Minnesota Life Insurance Company
Advanced Series Trust - AST T. Rowe Price Growth Opportunities Portfolio
Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio
Costco 401(k) Retirement Plan
RP - Fonds Institutionnel - Actions étrangères
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio
MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund
T. Rowe Price U.S. Value Equity Trust
T. Rowe Price Value Fund, Inc.
T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Purchaser:

Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Purchaser:

T. Rowe Price New Era Fund, Inc.
T. Rowe Price Real Assets Fund, Inc.
Shriners Hospital for Children
T. Rowe Price Real Assets Trust I
Cystic Fibrosis Foundation
Advanced Series Trust - AST T. Rowe Price Natural Resources Portfolio
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Common Stock Subscription Agreement

Schedule A – List of Purchasers and Commitment Amounts

Purchaser	Shares of Common Stock	Purchase Price
American Mutual Fund	2,636,479	$64,000,527.73
Capital Income Builder	5,602,518	$136,001,124.45
MFS Series Trust I - MFS Core Equity Fund	74,255	$1,802,540.13
MFS Variable Insurance Trust II - MFS Core Equity Portfolio	8,090	$196,384.75
MFS Series Trust VI - MFS Utilities Fund	385,647	$9,361,580.93
MainStay VP Funds Trust - MainStay VP MFS Utilities Portfolio	147,267	$3,574,906.43
SunAmerica Series Trust - SA MFS Telecom Utility Portfolio	4,132	$100,304.30
John Hancock Variable Insurance Trust - Utilities Trust	31,522	$765,196.55
MFS Variable Insurance Trust - MFS Utilities Series	172,987	$4,199,259.43
Citadel Global Equities Master Fund Ltd.	373,773	$9,073,348
Citadel Multi-Strategy Equities Master Fund Ltd.	1,521,197	$36,927,048
ZP Master Utility Fund, Ltd.	6,110,700	$148,337,242.50
P Zimmer Ltd.	480,498	$11,664,088.95
Luminus Energy Partners Master Fund, Ltd.	823,900	$20,000,172.50
Advanced Series Trust - AST T. Rowe Price Allocation Portfolio	171,874	$4,172,241.35
State Universities Retirement System of Illinois	14,746	$357,959.15
Famandsforeningen PenSam Invest	78,018	$1,893,886.95
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio	5,582	$135,503.05
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio	163	$3,956.83
T. Rowe Price Capital Opportunity Fund, Inc.	23,431	$568,787.53
T. Rowe Price Institutional U.S. Structured Research Fund	24,070	$584,299.25

Purchaser	Shares of Common Stock	Purchase Price
T. Rowe Price U.S. Equities Trust	29,097	$706,329.68
T. Rowe Price Balanced Fund, Inc.	19,954	$484,383.35
Penn Series Fund, Inc. - Flexibly Managed Fund	208,795	$5,068,498.63
Voya Investors Trust - VY T. Rowe Price Capital Appreciation Portfolio	338,549	$8,218,276.98
T. Rowe Price Capital Appreciation Trust	22,166	$538,079.65
Jackson Variable Series Trust - JNL/T. Rowe Price Capital Appreciation Fund	155,160	$3,766,509.00
T. Rowe Price Capital Appreciation Fund, Inc.	1,585,376	$38,485,002.40
Great-West Funds, Inc. - Great-West T. Rowe Price Equity Income Fund	33,841	$821,490.28
Voya Investors Trust - VY T. Rowe Equity Income Portfolio	36,890	$895,504.75
Northwestern Mutual Series Fund, Inc. - Equity Income Portfolio	32,854	$797,530.85
T. Rowe Price Equity Income Trust	121,031	$2,938,027.53
MML Series Investment Fund - MML Equity Income Fund	20,142	$488,947.05
Prudential Retirement Insurance and Annuity Company	7,305	$177,328.88
MainStay VP Funds Trust - MainStay VP T. Rowe Price Equity Income Portfolio	31,607	$767,259.93
T. Rowe Price Equity Income Fund, Inc.	865,447	$21,008,725.93
T. Rowe Price Equity Income Portfolio	28,986	$703,635.15
JNL Series Trust - JNL/T. Rowe Price Value Fund	294,753	$7,155,129.08
Minnesota Life Insurance Company	20,035	$486,349.63
Advanced Series Trust - AST T. Rowe Price Growth Opportunities Portfolio	14,291	$346,914.03
Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio	353	$8,569.08
Costco 401(k) Retirement Plan	15,507	$376,432.43

Purchaser	Shares of Common Stock	Purchase Price
RP - Fonds Institutionnel - Actions étrangères	11,269	$273,554.98
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio	9,323	$226,315.83
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio	276	$6,699.90
MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund	21,352	$518,319.80
T. Rowe Price U.S. Value Equity Trust	484,521	$11,761,747.28
T. Rowe Price Value Fund, Inc.	1,539,025	$37,359,831.88
T. Rowe Price Personal Strategy Income Fund	11,751	$285,255.53
T. Rowe Price Personal Strategy Balanced Fund	19,969	$484,747.48
T. Rowe Price Personal Strategy Growth Fund	25,365	$615,735.38
T. Rowe Price Personal Strategy Balanced Portfolio	1,805	$43,816.38
T. Rowe Price Balanced Fund, Inc.	33,661	$817,120.78
T. Rowe Price Global Allocation Fund, Inc.	2,058	$49,957.95
Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio	154	$3,738.35
T. Rowe Price Global Allocation Fund, Inc.	663	$16,094.33
T. Rowe Price Personal Strategy Income Fund	2,220	$53,890.50
T. Rowe Price Personal Strategy Balanced Fund	3,812	$92,536.30
T. Rowe Price Personal Strategy Growth Fund	4,758	$115,500.45
T. Rowe Price New Era Fund, Inc.	144,812	$3,515,311.30
T. Rowe Price Real Assets Fund, Inc.	32,667	$792,991.43
Shriners Hospital for Children	5,634	$136,765.35
T. Rowe Price Real Assets Trust I	12,938	$314,069.95
Cystic Fibrosis Foundation	4,446	$107,926.65
Advanced Series Trust - AST T. Rowe Price Natural Resources Portfolio	18,696	$453,845.40

Schedule B – Notice and Contact Information

Purchaser	Contact Information
American Mutual Fund	c/o Capital Research and Management Company 333 S. Hope St., 33rd Floor Los Angeles, California 90071 Attention: Erik Vayntrub 213-486-9108 erv@capgroup.com

Capital Income Builder	c/o Capital Research and Management Company 333 S. Hope St., 33rd Floor Los Angeles, California 90071 Attention: Erik Vayntrub 213-486-9108 erv@capgroup.com

MFS Series Trust I - MFS Core Equity Fund	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

MFS Variable Insurance Trust II - MFS Core Equity Portfolio	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

MFS Series Trust VI - MFS Utilities Fund	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

MainStay VP Funds Trust - MainStay VP MFS Utilities Portfolio	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

SunAmerica Series Trust - SA MFS Telecom Utility Portfolio	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

John Hancock Variable Insurance Trust - Utilities Trust	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

Purchaser	Contact Information

MFS Variable Insurance Trust - MFS Utilities Series	Chris Frier 111 Huntington Avenue Boston, Massachusetts 02199-7618 617-954-4934

Citadel Global Equities Master Fund Ltd.	c/o Citadel Advisors LLC 601 Lexington Avenue, 30th Floor New York, New York 10022 Attention: Noah Goldberg, Legal Noah.goldberg@citadel.com

Citadel Multi-Strategy Equities Master Fund Ltd.	c/o Citadel Advisors LLC 601 Lexington Avenue, 30th Floor New York, New York 10022 Attention: Noah Goldberg, Legal Noah.goldberg@citadel.com

ZP Master Utility Fund, Ltd.	Zimmer Partners, LP 9 West 57th Street, 33rd Floor New York, New York 10019 Attn: Barbara Burger 212-440-0749 bburger@zimmerpartners.com

P Zimmer Ltd.	Zimmer Partners, LP 9 West 57th Street, 33rd Floor New York, New York 10019 Attn: Barbara Burger 212-440-0749 bburger@zimmerpartners.com

Luminus Energy Partners Master Fund, Ltd.	Luminus Management, LLC 1700 Broadway, 26th Floor New York, New York 10019 Attn: Shawn R. Singh, General Counsel 212-424-2889 compliance@luminusmgmt.com

Advanced Series Trust - AST T. Rowe Price Allocation Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

State Universities Retirement System of Illinois	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

Famandsforeningen PenSam Invest	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

SunAmerica Series Trust - SA T. Rowe Price VCP Balanced Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Capital Opportunity Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Institutional U.S. Structured Research Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price U.S. Equities Trust	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Balanced Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Penn Series Fund, Inc. - Flexibly Managed Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Voya Investors Trust - VY T. Rowe Price Capital Appreciation Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

T. Rowe Price Capital Appreciation Trust	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Jackson Variable Series Trust - JNL/T. Rowe Price Capital Appreciation Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Capital Appreciation Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Great-West Funds, Inc. - Great-West T. Rowe Price Equity Income Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Voya Investors Trust - VY T. Rowe Equity Income Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Northwestern Mutual Series Fund, Inc. - Equity Income Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Equity Income Trust	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

MML Series Investment Fund - MML Equity Income Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Prudential Retirement Insurance and Annuity Company	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

MainStay VP Funds Trust - MainStay VP T. Rowe Price Equity Income Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Equity Income Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Equity Income Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

JNL Series Trust - JNL/T. Rowe Price Value Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Minnesota Life Insurance Company	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Advanced Series Trust - AST T. Rowe Price Growth Opportunities Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Costco 401(k) Retirement Plan	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

RP - Fonds Institutionnel - Actions étrangères	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price U.S. Value Equity Trust	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Value Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Income Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Balanced Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Growth Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Balanced Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

T. Rowe Price Balanced Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Global Allocation Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Global Allocation Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Income Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Balanced Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Personal Strategy Growth Fund	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price New Era Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Real Assets Fund, Inc.	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Purchaser	Contact Information

Shriners Hospital for Children	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

T. Rowe Price Real Assets Trust I	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Cystic Fibrosis Foundation	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Advanced Series Trust - AST T. Rowe Price Natural Resources Portfolio	c/o T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 Attn: Andrew Baek

Exhibit A

[FORM OF OPINION OF SCHIFF HARDIN LLP]

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Common Stock Subscription Agreement (the “Purchase Agreement”). The Company shall furnish to the Purchasers at Closing an opinion of Schiff Hardin LLP, counsel for the Company, addressed to the Purchasers and dated the Closing Date in form satisfactory to the Purchasers, stating that:

1.	The Company has been duly incorporated and is validly existing as a corporation, and is in good standing under the laws of the State of Delaware, with the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct the businesses in which it is currently engaged.

2.	The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

3.	The Purchased Shares have been duly authorized in accordance with the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and, when issued and delivered by the Company to the Purchasers upon payment therefor in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable.

4.	The execution and delivery of the Purchase Agreement by the Company and the issuance of the Purchased Shares pursuant to the Purchase Agreement do not violate any provision of the Company’s charter or by-laws.

5.	Assuming the accuracy of the representations and warranties of the Purchasers and the Company contained in the Purchase Agreement, and the representations and warranties of the Placement Agents in the Placement Agent Engagement Letter, the offer, issuance and sale of the Purchased Shares by the Company to the Purchasers solely in the manner contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act; provided that such counsel will express no opinion as to any subsequent sale.

Exhibit A to

Common Stock Subscription Agreement

Exhibit B

[FORM OF LOCK-UP AGREEMENT]

May 2, 2018

NiSource Inc.

801 East 86th Avenue

Merrillville, Indiana 46410

The Purchasers named on Schedule A to

the Subscription Agreement (as defined herein)

Re:        Private Placement by NiSource Inc.

Ladies and Gentlemen:

The undersigned understands that NiSource Inc., a Delaware corporation (the “Company”), proposes to enter into a Subscription Agreement (the “Subscription Agreement”) with the purchasers party thereto (the “Purchasers”) providing for the private placement of shares of common stock, par value $0.01 per share (the “Securities”), of the Company.

It is anticipated that in connection with the private placement, the Company shall, following completion of the private placement, file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Registration Statement”), with respect to the possible resale, from time to time, of the Securities and that such Registration Statement will be filed by the Company within the time period specified by, and the Company will keep the Registration Statement effective until such time as may be provided in, the definitive agreements entered into in connection with the private placement of the Securities.

As an inducement to the Purchasers to execute the Subscription Agreement, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Purchasers who own a majority of the Securities sold pursuant to the Subscription Agreement (the “Majority Purchasers”). In addition, the undersigned agrees that, without the prior written consent of the Majority Purchasers, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities (other than pursuant to the Registration Rights Agreement referred to in the Subscription Agreement).

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue until, and include, the earlier of (i) 90 days after the announcement of the private placement of the Securities or (ii) the date the Registration Statement is declared effective by the Securities and Exchange Commission.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Lock-Up Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement.

Notwithstanding anything herein to the contrary, the foregoing restrictions shall not apply to any transfer of Securities (a) as a bona fide gift, (b) by will or intestacy, or (c) to a family member or trust, provided in each case that (x) the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer, (y) such transfer shall not involve a disposition for value and (z) no filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with such transfer by any party to such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

Exhibit B to

Common Stock Subscription Agreement

Notwithstanding anything herein to the contrary, the undersigned may enter into a written trading plan established pursuant to Rule 10b5-1 of the Exchange Act during the Lock-Up Period, and the Company may announce the establishment of such a plan, provided that no direct or indirect offers, pledges, sales, contracts to sell, sales of any option or contract to purchase, purchases of any option or contract to sell, grants of any option, right or warrant to purchase, loans, or other transfers or disposals of any Securities or any securities convertible into or exercisable or exchangeable for Securities may be effected pursuant to such plan during the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[Name of stockholder]

[Authorized Signature]

Title

Exhibit B to

Common Stock Subscription Agreement